Exhibit 10(b)                  GPN Network, Inc.
                             A Delaware Corporation

                      Limited Offer to Exercise Outstanding
                 Warrant Units (each Warrant Unit consisting of
                    one Warrant exercisable for $7.50 and one
                  Warrant exercisable for $10.00) at $1.00 per
                                  Warrant Unit
                                  for New Units
             (each New Unit consisting of one share of Common Stock,
                 one new Warrant exercisable for $2.50 per share
              and one new Warrant exercisable for $5.00 per share)

This offer is being made solely to existing warrantholders of GPN Network, Inc. (formerly known as GoPublicNow.com, Inc.) (referred to herein as the "Company") to exercise outstanding Warrants with a stated exercise price of $7.50 per share and $10.00 per share. The Company will allow all holders of these Warrants to exercise them in Warrant Units (each consisting of one warrant exercisable for $7.50 and one warrant exercisable for $10.00) for $1.00 per Warrant Unit and receive, in exchange for each Warrant Unit, one new Unit ("New Unit") consisting of one share of Common Stock of the Company, one new Warrant exercisable for $2.50 per share and one new Warrant exercisable for $5.00 per share.

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
         ACT"), OR ANY STATE'S SECURITIES LAWS. THEY ARE OFFERED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION. THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE SECURITIES AND EXCHANGE COMMISSION AND NEITHER THAT COMMISSION NOR ANY STATE SECURITIES ADMINISTRATOR HAS PASSED UPON OR ENDORSED THE MERITS OF AN INVESTMENT IN THE COMPANY OR THE ACCURACY OR THE ADEQUACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

         AN ADDITIONAL INVESTMENT IN THIS COMPANY INVOLVES A SIGNIFICANT RISK OF LOSS OF AN INVESTOR'S ENTIRE INVESTMENT. See "CERTAIN RISK FACTORS". SHARES ISSUED UPON EXERCISE OF WARRANT UNITS AND UPON EXERCISE OF NEW WARRANTS WILL BE RESTRICTED UNLESS AND UNTIL THE COMPANY IS ABLE TO REGISTER THE SHARES FOR RESALE.


            The Date of this Offering Memorandum is December 11, 2000

- --------------------------------------------------------------------------------
                                    ATTENTION
- --------------------------------------------------------------------------------
THE NEW UNITS OFFERED BY THIS MEMORANDUM MAY NOT BE OFFERED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS. AS A RESULT, AN INVESTOR MUST BE IN A POSITION TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR POTENTIALLY A SIGNIFICANT PERIOD OF TIME.

PROSPECTIVE INVESTORS SHOULD NOT VIEW THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR INVESTMENT ADVICE. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN COUNSEL, ACCOUNTANT OR FINANCIAL ADVISER AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT IN THE COMPANY.

THE INFORMATION IN THIS MEMORANDUM IS GIVEN AS OF THE DATE ON THE COVER PAGE, UNLESS ANOTHER TIME IS SPECIFIED, AND INVESTORS MAY NOT INFER FROM EITHER THE SUBSEQUENT DELIVERY OF THIS MEMORANDUM OR ANY EXERCISE OF UNITS THAT THERE HAS BEEN NO CHANGE IN THE FACTS DESCRIBED SINCE THAT DATE.

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH AN OFFER IS NOT AUTHORIZED, OR TO ANY INDIVIDUAL WHO DOES NOT MEET THE INVESTOR SUITABILITY STANDARDS DESCRIBED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY CURRENTLY MEET THE INVESTOR SUITABILITY STANDARDS AND THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF THIS OFFERING. OFFERS ARE MADE ONLY TO PERSONS WHO MEET THE INVESTOR SUITABILITY STANDARDS SET FORTH UNDER "WHO IS ELIGIBLE TO EXERCISE."

PURCHASING THE NEW UNITS INVOLVES SUBSTANTIAL RISKS. PRIOR TO DECIDING WHETHER TO MAKE AN ADDITIONAL INVESTMENT, EACH PROSPECTIVE INVESTOR SHOULD CONSIDER ALL OF THE INFORMATION CONTAINED IN THE MEMORANDUM, ESPECIALLY THE MATTERS DESCRIBED IN THE SECTION ENTITLED "CERTAIN RISK FACTORS."

THIS MEMORANDUM CONTAINS CONFIDENTIAL NON-PUBLIC INFORMATION. ANY REPRODUCTION OR DISTRIBUTION, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF THE INFORMATION CONTAINED HEREIN, WITHOUT THE PRIOR CONSENT OF THE COMPANY IS PROHIBITED. THE RECIPIENT OF THIS MEMORANDUM AGREES TO RETURN THIS MEMORANDUM PROMPTLY TO THE COMPANY WITHOUT MAKING OR RETAINING COPIES THEREOF IF THE RECIPIENT ELECTS NOT TO EXERCISE WARRANT UNITS.

THE NEW UNITS OFFERED HEREBY ARE SUBJECT TO THE PROVISIONS OF, AND EACH OF THE INVESTORS EXERCISING WARRANT UNITS FOR NEW UNITS WILL BE REQUIRED TO EXECUTE AN EXERCISE ACCEPTANCE FORM. EXERCISE OF WARRANT UNITS SHOULD BE MADE ONLY AFTER A COMPLETE AND THOROUGH REVIEW OF THE PROVISIONS OF SUCH DOCUMENT. IN THE EVENT THAT ANY OF THE TERMS, CONDITIONS OR OTHER PROVISIONS OF SUCH DOCUMENT ARE INCONSISTENT WITH OR CONTRARY TO THE DESCRIPTIONS OR TERMS IN THIS MEMORANDUM, SUCH AGREEMENT WILL CONTROL.

INVESTORS WHO EXERCISE WARRANT UNITS FOR NEW UNITS AND RESELL THE SECURITIES COMPRISING THE NEW UNITS MAY BE DEEMED TO BE "UNDERWRITERS" UNDER SECTION 2(11) OF THE SECURITIES ACT AND MAY BE SUBJECT TO ALL LIABILITIES IMPOSED UPON "UNDERWRITERS" UNDER SUCH SECURITIES ACT IN CONNECTION WITH THE RESALE OF THE SECURITIES.

THIS OFFER CAN BE WITHDRAWN AT ANY TIME BEFORE ANY CLOSING AND IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS DESCRIBED IN THIS MEMORANDUM. THE COMPANY, IN ITS SOLE DISCRETION, RESERVES THE RIGHT TO REJECT ANY EXERCISE ACCEPTANCE IN WHOLE OR IN PART.

THIS OFFERING MAY NOT BE CONDUCTED PURSUANT TO ANY GENERAL SOLICITATION OR ADVERTISING.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION, INCLUDING THE MERITS AND RISKS INVOLVED. THE NEW UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                                                         Page


Summary of the Offer to Exercise Warrant Units ............................5

Available Information......................................................8

Company Business ..........................................................9

Management ...............................................................15

Financial Information.....................................................18

Certain Risk Factors .....................................................18

Who is eligible to Exercise; Exercise Procedures..........................25

Description of Securities ................................................27

Legal Counsel ............................................................29



Appendix A  - Exercise Acceptance Form

Appendix B  - Warrant Agreement and Form of Warrant

- --------------------------------------------------------------------------------
                 SUMMARY OF THE OFFER TO EXERCISE WARRANT UNITS
- --------------------------------------------------------------------------------
The following is only a summary of the information contained in this Memorandum. It is qualified in its entirety by the remainder of this Memorandum. Prospective investors should consult their own advisers as to the consequences of an additional investment in the Company.

                   The Company GPN Network, Inc.("GPNN" or the "Company") is a See "Company Business" Delaware corporation engaged in the business, through its subsidiaries, affiliates and strategic alliances, of assisting unaffiliated early-stage, emerging growth, and small to mid cap companies, with business development and raising capital in private and public offerings. The Company provides these services using both brick and mortar and internet tools, including its website www.gopublicnow.com. The Company is in the process of obtaining securities broker-dealer licenses for one wholly-owned subsidiary and one 50% owned affiliate has already obtained its license. The Company also has a subsidiary which provides consulting services to early-stage, emerging growth and small to mid cap companies.

                                A predecessor corporation, Go Public Network, Inc. was originally organized as a Nevada corporation ("GPN-Nevada") in December 1999. Effective on April 6, 2000, GPN-Nevada completed a reverse merger with DermaRx Corporation, a Delaware corporation, the shares of which were traded on the Nasdaq OTC Bulletin Board. As a result of the merger, GPN-Nevada was merged into DermaRx Corporation, that company changed its name to GoPublicNow.com, Inc., and the Nasdaq trading symbol was changed to "GNOW." Also in connection with the merger, all of the outstanding shares of common stock of GPN-Nevada were exchanged on a one-for-one basis for shares of common stock of the Company. Just prior to the merger DermaRx completed a one-for-five reverse stock split. Effective November 8, 2000, the Company changed its name to GPN Network, Inc. The shares of Common Stock of the Company are now traded on the Nasdaq OTC Bulletin Board under the symbol "GPNN." The Company's common stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company files public annual, quarterly and special reports with the SEC.

               Risk  Factors    The Company has not had  significant  operations
  See "Certain Risk Factors"    or revenues  as of the date of this  Memorandum.

                                For this and other reasons, there is a substantial risk of loss of an investor's entire investment. Potential investors in the Company should carefully evaluate the merits and risks of an investment in the Company, including the risk factors discussed herein. See "Certain Risk Factors."

       The Offer to Exercise    The Company is making a limited  offer to permit
               Warrant Units    holders of outstanding Warrant Units (consisting
                                of one  Warrant  exercisable  for  $7.50 and one
                                Warrant exercisable for $10.00 per share of Common Stock), to exercise each Warrant Unit for an exercise price of $1.00 and receive one New
                                Unit, (consisting of one share of Common Stock of the Company, one new Warrant exercisable for one additional share of Common Stock at $2.50 per share and one new Warrant exercisable for one additional share of Common Stock at $5.00 per share). All new Warrants will be exercisable until December 31, 2003, subject to the right of the Company to require exercise within 30 days in the event the Common Stock achieves certain price targets, and will have the other terms set forth in the Warrant Agreement (the "Warrant
                                Agreement")  attached  hereto as Appendix B. See
                                "Description of Securities - Warrants."

                                The limited offer to exercise will terminate on or before January 15, 2001, unless extended one or more times by the Company to a date not later than February 28, 2001 (the "Termination Date").

                 Suitability This offer is made only to warrantholders who See "Who is Eligible to are accredited investors as defined under the
          Exercise; Exercise    Securities  Act  who  meet  certain  suitability
                 Procedures"    requirements.

        Exercise Acceptance This offer may only be accepted by completing See "Acceptance Procedures" the Exercise Acceptance Form, attached hereto as
                                Appendix A, that contains, among other matters, certain representations and warranties by each investor. Each investor/subscriber should review this Exercise Acceptance Form carefully. The
                                Company may reject any subscription in its sole discretion.

          Lack of Liquidity The New Units have not been registered under the See "Who is Eligible to Securities Act, or registered or qualified under
          Exercise; Exercise applicable state securities laws, and are being Procedures" and "Certain offered in reliance upon certain exemptions from
               Risk Factors"    registration  and/or  qualification  provided in
                                federal and state securities laws.  Accordingly,
                                the  transferability  of the Common  Stock,  new
                                Warrants  and Common  Stock  underlying  the new
                                Warrants will be restricted. The Company intends
                                to use its commercially  reasonable best efforts
                                to register the shares of Common Stock issued in
                                this  Offering  and the  shares of Common  Stock
                                underlying  the  new  Warrants  issued  in  this
                                Offering for resale by investors,  but there can
                                be  no  assurance  when  the  registration  will
                                become effective,  or that the registration will
                                become  effective  with  either  the  SEC or the
                                states where shares are intended to be sold.  If
                                the shares cannot be  registered,  investors may
                                be eligible to sell shares  pursuant to SEC Rule
                                144 in the future.  The  Company is  currently a
                                public reporting company under the Exchange Act,
                                such  that   investors  will  be  able  to  sell
                                securities  pursuant to SEC Rule 144, subject to
                                compliance  with  the  provisions  of the  Rule.
                                Among   other   requirements   under  Rule  144,
                                investors will be required to hold shares of Common Stock purchased in this Offering for a period of at least one year prior to a sale of the shares in the public market.

       Plan of  Distribution    The  Company is  conducting  this  offering on a
 See "Financial  Information    "best  efforts"  basis  through its officers and
     - Plan of Distribution"    directors,  who  will not  receive  compensation
                                based on sales of Units. The Company may also engage one or more placement agents ("Placement
                                Agents") to participate in the offering, each of which will be a member of the NASD. Placement agents will receive selling commissions of up to 5%.

     Anticipated Offering of    The  Company  intends to  conduct a new  private
    Additional Shares in the    offering   seeking   to   raise    approximately
                      Future    $2,000,000 to $3,000,000 as early as January 15,
                                2001 of new units,  each consisting of one share
                                of Common  Stock,  one  Warrant  exercisable  at
                                $2.50  to  $3.00  per  share  and  one   Warrant
                                exercisable   at   $5.00   per   share,   for  a
                                subscription price of approximately $2.00 to $2.50 per share. There can be no assurance that the Company will conduct this offering upon these terms or at all. The Company believes that it will be necessary to raise additional capital in order to have the resources necessary to carry out its business plan. If the Company cannot raise additional capital, it cannot be assured that the Company will have the ability to perform all of the services that the Company plans to offer to its clients.

             Public  Reports    The Company's Annual Report on Form 10-KSB,  for
See "Available  Information"    the fiscal year ended  February  29,  2000,  and
                                Quarterly Reports on Form 10-QSB, for the fiscal quarters ended June 30 and September 30, 2000, as filed with the SEC, as well as future reports filed with the SEC, are or will be available on-line at www.freeedgar.com, and may also be obtained upon request from the Company.

             Use of Proceeds The net proceeds of this Offering, anticipated See "Financial Information - to be approximately $1,025,000 if all
           Use of Proceeds."    outstanding Warrant Units are exercised, will be
                                utilized for working capital.

- --------------------------------------------------------------------------------
                              AVAILABLE INFORMATION
- --------------------------------------------------------------------------------
Existing warrantholders may receive, upon request to the Company, the following additional public documents:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 2000, as filed with the Securities and Exchange Commission (the "SEC");

2. The Company's quarterly reports on Form 10-QSB for the fiscal quarters ended June 30, 2000 and September 30, 2000, as filed with the SEC.

Existing warrantholders will also be given an opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of this Offer and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, as necessary to verify the accuracy of the information contained in this Offering Memorandum or deemed by the recipient as necessary to make an informed investment decision. Questions regarding this Offering Memorandum or written requests for additional information should be directed to:

                           GPN Network, Inc.
                           18881 Von Karman
                           Suite 100
                           Irvine, California  92612
                           Attention: Investor Relations
                           Telephone: (949) 752-2797

The recipient, by accepting delivery of this Offering Memorandum, agrees to observe the confidential nature of this Memorandum, and agrees not to duplicate, reproduce or distribute the Offering Memorandum, except to his or her legal counsel, other advisors, or duly appointed purchaser representative. The recipient will not use or disclose any of the information contained herein in any fashion or manner detrimental to the Company.

- --------------------------------------------------------------------------------
                                COMPANY BUSINESS
- --------------------------------------------------------------------------------
Company Overview

The Company's predecessor was initially formed in December 1999 as Go Public Network, Inc. and commenced business operations as GoPublicNow.com, Inc. in April 2000. After a merger into a public company, it changed its name to GPN Network, Inc. The Company owns 100% of the financial website GoPublicNow, 100% of GPN Securities, Inc., a Nevada corporation, approximately 95% of GoBizNow, Inc., a Nevada corporation, and 50% of GoNow Securities, Inc., a Nevada corporation (with an option to acquire 100% for an additional $60,000 by Jan 15, 2001 subject to regulatory approval).

GPN Network is a holding  company  whose  current  holdings  intend to provide a
- -----------
wide-range of financial and corporate development services for emerging growth companies. The network ("Network") includes the currently owned GoPublicNow.com internet presence, GoBizNow, Inc., GPN Securities, Inc. and GoNow Securities, Inc.

GoPublicNow.com  is an internet  marketing  tool and financial  website that was
- ---------------
launched April 2000. The website contains Internet tools available to companies that want to raise capital and go public. The Company intends for the website to act as a virtual syndication network where companies or entrepreneurs that desire to raise money, go public or need advisement in these areas can list their company for review by potential financing sources.


GoBizNow, Inc. ("GoBizNow") intends to establish a premier  Business-to-Business
- --------------
service for companies and company owners, offering a wide array of vital services to assist companies in many facets of business operations and expansion. GoBizNow intends to offer web development, web marketing and early corporate development, among other general services. GoBizNow intends to assist its clients with establishing an Internet presence, developing or expanding a working business model or any other business service that is needed, including getting the company prepared to raise early stage and bridge funding. GoBizNow uses traditional business consulting methods to attempt to uncover and verify obvious inefficiencies in a company's working business model, and applies technology and modern corporate operational methods to assist the company to expand its business and/or improve operating results.


GoNow Securities,  Inc. ("GoNow  Securities") was incorporated in July 2000 as a
- -----------------------
Nevada corporation by the Company for the purpose of acquiring 50% of the ownership of a securities broker-dealer business then in formation by an independent third party under the name Independent Advantage Financial & Insurance Services, Inc. ("IAF"). The Company now owns 50% of GoNow Securities, Inc. and IAF owns the other 50%. The Company intends to exercise its option to acquire the remaining 50% from IAF, subject to NASD approval. GoNow Securities, Inc. was approved for membership in the NASD on October 24, 2000. GoNow Securities is authorized by the NASD to conduct private placements of corporate equities on a best efforts basis, and will seek to create a wholesale syndication network to the broker-dealer community. GoNow Securities is also approved to conduct mutual fund retailing by application and sell variable insurance or annuities. GoNow Securities anticipates that it will commence business in February 2001. Portions of the business plan of GoNow Securities, Inc., including the sale of variable insurance and annuities, will require that additional licenses be obtained, which will require additional time.


GPN  Securities,  Inc.  ("GPNS")  was  incorporated  May 31,  2000  as a  Nevada
- ----------------------
corporation and wholly-owned subsidiary of the Company. GPNS began the process of registration as a licensed securities broker-dealer in July, 2000. When licensed, GPNS intends to be a full service retail brokerage, offering investment banking services for private and public corporate clients, which may include mergers and acquisitions, private equity offerings, syndicate offerings, initial or secondary public offerings (on a best efforts basis) and placement of debt. GPNS also intends to offer private client services to individuals, and traditional retail sales of securities. GPNS intends to add on-line trading capabilities and other financial related services in the future. GPNS anticipates that it may receive approval to commence business as a licensed broker-dealer within approximately the first quarter of 2001. There can be no assurance that such approval will be obtained, either within the time period projected or at all, but the Company knows of no reason why such approval would not be granted or would be delayed.


 The Marketing Model Summary

         The Company intends, through its subsidiaries, to offer its services in three distinct areas of client lifecycle development: Preparation, Investment, and Exit. These three distinct areas comprise both the basis for the Company's Marketing Model and the basis for the Company's Operational Model.

         As a summary of the Marketing Model, the Company intends to demonstrate its belief that potential client companies can view the stages of their ideal progression as Preparation, Investment, and Exit, or P.I.E. This marketing concept is both provided to (1) lay a groundwork for those early stage companies that may require a further understanding of what may be required for their progress toward investment as well as a potential exit strategy such as a Public Offering, and (2) to provide a framework to distinguish the Company's wide range of services from those organizations that have as little as only one or two of the full range of services that Company believes it will offer.

Operations Overview

         As an Operations Overview, each of the three distinct areas of the Marketing Model Summary can be seen as Operating Groups within the Company:

Preparation (P):

         The Company intends, through its GoBizNow division, to offer a wide range of services designed to assist client companies in becoming better prepared to seek and receive investment. Broadly, the Company intends this range of services to include (1) Business Consulting and Corporate Development; (2) Marketing Services, including both traditional brand and concept marketing as well as Technology based marketing such as Internet marketing; and finally (3) Information Technology Services, such as Internet/Web development and service. The Company intends to derive both cash fees and equity, ranging in amount with the services offered.

         The Company plans for its Business Consulting and Corporate Development service organization to be able to help address many of the fundamental problems that small and midsize businesses face. The Company believes that many problems, such as the need for Operations Management support, temporary Chief Financial Officer support, and executive staffing requirements, may be substantially alleviated by consulting services that Company intends to offer.

         The Company also intends for its Marketing Services organization to assist client companies in creating brand recognition, market placement, financial "road show" presentations, as well as both regional and national marketing campaigns. This range of services may include the creation of professional "collateral" materials for a companies, such as business cards, letterhead, presentation packages, and PowerPoint(R) presentations to assist the company with the creation of its public image. The Marketing Services organization can also assist in the creation of both live and "virtual" road show presentations designed to assist the company in raising funding.

         With a strong emphasis toward the high visibility and cost effective virtual (Internet enabled) road shows, the Company intends to fully capitalize on the synergy between its traditional Marketing and Internet Technology expertise for the benefit of potential clients. The Company also intends to utilize their GoPublicNow.com site as a tool for client companies who are presenting virtual road-shows.

         Finally, the Company also believes its Marketing Services organization will be able to assist client companies with traditional regional and national marketing campaigns. Combined with these more traditional marketing techniques, the Company also intends for its Marketing Services organization to provide Internet Marketing campaigns, including those that utilize a high degree of customized interaction between potential customers and investors in client companies, and those on-line/web sites developed by the Company's Internet/Information Technology Services organization.

         The Company also plans for its Internet/Information Technology Services organization to support those client companies that can best benefit from the use of technology in their operations or marketing models. For those companies that will benefit from Internet or e-Commerce web sites, the Company believes it will be able to develop those projects in-house, including graphics production and support and hosting of those Internet projects.

         In combination with the Marketing and Business/Corporate Development staff, the I.T. Services staff intends to provide a full range of technology consulting services for the operations of client companies, communications both to potential customers as well as current and potential investors, and those services designed to assist a company in scaling its organization for growth.

Investment (I):

         For those client companies prepared for potential investment opportunities, or for those client companies supported by the Company's "preparation" services through its GoBizNow division, the Company intends to assist client companies in their Investment needs through its broker-dealer subsidiaries.

         While client companies will vary greatly with the range of services they may require, the Company intends to assist client companies in their understanding of the services they may require, whether they be Investment Banking services, used when providing consultation and organizational service to client companies, or Broker/Dealer services, used when providing financial products such as traditional retail sales, pre-IPO investment opportunities, initial public offerings (IPO's) and secondary or add-on offerings.

         Utilizing its GoPublicNow.com website, the Company intends to create what the Company calls its Virtual Syndication Network to provide both investment banking and brokerage services to clients. The Virtual Syndication Network is intended to include broker/dealers, private investors, venture and angel investors and other funding sources that are interested in assisting client companies in raising desired capital. This Virtual Syndication Network is intended to support the services that the Company intends to offer through its more traditional "brick and mortar" investment banking and broker/dealer services.

         The Company intends to offer an array of services through its Investment Banking organization. Functioning as part of a traditional licensed broker/dealer organization, investment banking services are intended to offer client companies that one-to-one consultation that the Company believes can best be served with dedicated interaction from an investment banking professional. Consulting is planned to range from private equity and debt financings, mergers and acquisitions, to forward looking strategic planning for a desired public offering as an "exit strategy". The Investment Banking organization will be designed to assist in giving client companies a way to plan for their company's financial future.

         While the  Investment  Banking  organization  is  intended  to  provide consulting services to client companies, Brokerage Services are intended to provide traditional financial products to both its corporate and private clients. The Company intends to use the wholly owned and affiliated broker/dealers of the GPN Network to assist with the hands on efforts of underwriting and syndication of its offerings.

         The  Company  may  pursue  a plan  to  segregate  retail  broker/dealer services from wholesale broker/dealer services between GoNow Securities (wholesale) and GPN Securities (retail). The Company believes this strategy may further afford client companies greater flexibility, and may provide the Company with a greater ability to provide a full range of services to its client companies.

Exit (E):

         The Company realizes that it is the ultimate goal of many of its client companies to benefit from an Exit Strategy, such as an Initial Public Offering, which creates liquidity for the client company and its shareholders. The Company also believes that many of those companies fail to find any, or adequate, support and consultation to assist in their exit. Through its range of services, the Company intends to provide assistance those client companies that are appropriately suited to such an exit, with assistance in their attempt to further those goals.

         The Company believes that those appropriate client companies will be able to best benefit from the Investment Banking organization, the Broker/Dealer organization, as well as the Company's intended Virtual Syndication Network. The Company also intends that some of the client companies that may benefit from an Exit Strategy will have participated in the services offered in each of the three of the Company's phases: Preparation, Investment and Exit.

Marketing Overview

         The Company intends to focus both on its three phase P.I.E. development process, as well as its Virtual Syndication Network, through the GoPublicNow.com Internet Web presence.

         Both through traditional media and Internet-centric marketing, the Company intends to utilize services selected from its in-house marketing and technology organization, as well as marketing and advertising vehicles that may be offered by outside organizations.

         As a foundation of its name branding identity process, the Company intends to utilize GoPublicNow.com to provide an accessible multi-tier approach to attract and retain client companies.

         The first tier of the GoPublicNow.com site is intended to be a low cost, completely automated listing service for potential clients companies wishing to list only a business plan. It is intended that this document will be in their own selected format, and without consultation from GoBizNow or our Investment Banking organizations. The Company will seek to produce a small but consistent revenue stream, in the range of $500 per listing, and afford the Company an opportunity to introduce the potential client to the full range of services the Company intends to offer through its various organizations and divisions.

         The second tier of the GoPublicNow.com site is intended to begin to acclimate the potential clients to the intended benefits of utilizing the automated processes created by the Company's Investment Banking and technology organizations. These processes assist the client companies in creating summary data profiles and business summaries that are intended to be more friendly in format and extracted content to investors who might be reviewing such companies. At this tier, it is intended that client companies will begin the formal collection of due diligence that the Investment Banking organization believes will be required by investors who might be reviewing such companies. As with the first tier, the Company will seek to produce a moderate but consistent revenue stream, in the anticipated approximate range of $1,500 per client company, plus a success fee derived from funds raised through its Virtual Syndication Network.

         The third tier of the GoPublicNow.com site, as client companies begin to utilize customized Investment Banking services and broker/dealer services, is an online section dedicated to viewing by the broker/dealer community exclusively. The Company believes that client companies interested in tier three will typically be further along in their developmental processes. The Company further plans that client companies utilizing tier three will also benefit from such bundled services as investment road shows, research, due diligence reports, comprehensive research reports, and assistance with formal presentations to the broker/dealer community. Because tier three begins to utilize professional consultation services, the Company will seek to charge significantly higher rates for these services.

         In the fourth and final tier, the Company, through its broker/dealer subsidiaries and affiliates, intends to provide private and public offerings online. The online presence of GoPublicNow.com and its distribution channels is intended to aid in the placement of some offerings to the public. Private offerings may also be conducted online, but only using strictly limited access to pre-qualified investors. It is intended that one of the broker/dealer subsidiaries may participate as an underwriter, syndicate member, placement agent, or selling agent for these offerings. The Company's belief is that traditional broker/dealer distribution is very important for after market support and increased distribution; therefore, the Company plans its participation to be in addition to those traditional means of offering placement.

         The Company anticipates that many client companies will recognize that their efforts might be best enhanced by the Investment Banking and broker/dealer service organizations. Those client companies may elect to request service from those organizations as a "third tier", or may elect to proceed to the Company's full service tier four level.

Employees

The Company and its subsidiaries presently have 18 employees, of which four are in management. The Company believes its relations with its employees are good.

Properties

The Company and its subsidiaries have leased 5,889 feet of office space in Irvine, California at a monthly cost of approximately $13,700. The Company currently leases 1,859 feet of office space in Newport Beach, California at a monthly cost of $4,369, which it intends to sublease.

Legal Proceedings

The Company is a party to a legal action pending in Denver, Colorado, which was filed by the prior management of the Company against two former officers of the Company (which officers resigned a significant time prior to the reverse merger with GPN-Nevada in April 2000). The Company originally filed the action alleging that the former officers had taken trade secrets and were unlawfully competing against the Company. The former officers counter-claimed against the Company on the grounds that they were owed salary and benefits from the Company. Current management of the Company is not aware of all of the facts of the case, and cannot presently predict the outcome of this action, but management does not know of any facts that would indicate either an unfavorable outcome or, if such an outcome occurred, that it would be material to the Company.

- --------------------------------------------------------------------------------
                                   MANAGEMENT
- --------------------------------------------------------------------------------
The principal  offices and positions of the directors and executive  officers of
the  Company  are  listed  below.   Directors   are  elected   annually  by  the
stockholders. Board members serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any director and any other person pursuant to which any person was selected as a director.

     The executive officers and directors of the Company are as follows:

  Name                      Age         Positions
  -----                    -----       ----------
  BRUCE BERMAN              43          Founder, President, Chief Executive
                                        Officer and Chairman

  ERIC HOPKINS              46          Chief Financial Officer and Treasurer

  MARCUS HURLBURT           41          Vice President, Broker Relations

  JEFFREY M. DIAMOND        35          Chief Technical Officer and Secretary


     BRUCE BERMAN first worked in the emerging growth finance industry, from 1975 to 1983. In 1980, he formed Cal American Leasing, which he sold in 1983. In 1983, Mr. Berman co-founded a renewable energy company, Triad American Energy, where he worked until 1990. He worked as a real estate broker and financial consultant from 1990 to 1996. Mr. Berman then went on in 1996 to establish the Michelson Group, Inc., a corporate development firm that assisted companies in their quest to become public entities, which he discontinued in 1999 when he founded the Company in order to concentrate his efforts on the Company's business.


     ERIC HOPKINS worked from July 1997 to April 2000 as the Director of Finance for Unisys-PulsePoint Communications, a manufacturer of telecommunications products. At Unisys-PulsePoint, Hopkins focused his efforts in stockholder and lender relations, private equity placements and debt negotiation. He was a major participant in the company's acquisition by Unisys Corporation in August 1999. Prior to his job at Unisys-PulsePoint, Mr. Hopkins served as the Controller from 1992 to 1995, and then as the Chief Financial Officer from 1995 to 1997 at Tanknology Environmental International, a publicly traded environmental services company. From 1990 to 1992, Mr. Hopkins was an accountant with Morse Kimmel Burstein & Yu, certified public accountants, Beverly Hills, California. He graduated from Kent State University with a B.A. in accounting and obtained his MBA from Pepperdine University.

     MARCUS HURLBURT is a registered securities principal and passed the NASD Series 24, 7, 22 and 63 examinations. He has over 10 years of experience as an investment banker associated with licensed securities broker dealers assisting emerging growth companies with corporate development and capital finance. He has strategically planned, structured, and completed private and public offerings, including Reg. "D", 504, 505, and 506 Offerings, Reg. "A" DPO's and IPO underwritings and syndications.

     JEFFREY M. DIAMOND has worked as an Information Technology (IT) professional since 1982. In 1983, he founded Custom Control Systems, a Southern California programming company that expanded into Local Area Networking (LAN) and Wide Area Networking (WAN) consulting services. He left his firm to become the Director of Client Services for Leviathan Development, a Novell networking firm in Los Angeles. Continuing his IT career, Mr. Diamond maintained the positions of IT director for a premier Hilton Hotels Resort property as well as the position of the IT director for a Los Angeles area business law firm. In 1994, Mr. Diamond formed QuickNet, Inc., an Internet-centric digital engineering firm, where he worked until 1999. In 1999, he successfully negotiated the sale of QuickNet Corporation and its intellectual property holdings. Mr. Diamond is a University of California Irvine graduate, with undergraduate degrees in both Computer Science and Political Science. He earned a J.D. from Western State University College of Law in 1995 and is a licensed California attorney with an emphasis in business law and negotiation.


Executive Compensation

Bruce Berman, the Company's Founder, President and Chief Executive Officer, receives an annual salary of $120,000. Mr. Berman also receives a net car allowance of $1,349 per month, and in his capacity as a director of GoBizNow, he receives $1,000 per quarter, and as Chairman Of GoBizNow, a monthly salary of $2,500. Mr. Berman has declined the Company's offer of insurance and instead receives a net amount of $100 per month in lieu of health insurance.

Mr. Hurlburt receives a salary of $95,000 annually, and use of a vehicle owned by the Company, which is valued at $200 per month. If the Company's financial condition permits, Mr. Hurlburt's salary will be increased to $120,000 in the year 2001.

The Company has an employment agreement with Eric Hopkins, its Chief Financial Officer. Pursuant to that Agreement, Mr. Hopkins receives $100,000 in salary for the first full fiscal year and $120,000 in salary for the second fiscal year. Mr. Hopkins also receives a car allowance in the net amount of $522 per month; director's fees in the amount of $1,000 per quarter, and upon hire received a one-time relocation allowance of $5,000. Mr. Hopkins also received options to purchase 200,000 shares of common stock at $3.25 per share. These options vest monthly over a two-year period beginning in April 2000.

Jeffrey M. Diamond, Chief Technical Officer, receives a salary of $120,000 annually, fees of $1,000 per quarter in his capacity as a director of GoBizNow, and a net amount of $100 per month in lieu of health insurance. He also received options to acquire: 5,000 shares of Common Stock at $3.75 per share as a signing bonus, with immediate vesting; an additional option to purchase 50,000 shares of Common Stock at $3.75 per share, which vest on a pro rata monthly basis over a one-year period beginning in April 2000 and an additional option to purchase 100,000 shares of Common Stock at $1.70 per share, which vest on a pro rata monthly basis over an eighteen month period beginning in September 2000.

The Company does not presently have a bonus, profit sharing or deferred compensation plan for the benefit of its employees, officers or directors.

Certain Transactions

There have been no transactions between the Company and any of its officers, directors or shareholders other than employment related agreements referred to in the "Executive Compensation" section above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of November 8, 2000, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. The address of all persons listed below is 18881 Von Karman, Suite 100, Irvine, California 92612

- ---------------------- ----------------- ---------------------- ----------------
NAME                    TITLE OF CLASS    AMOUNT AND NATURE OF    PERCENTAGE OF
                                          BENEFICIAL OWNERSHIP         CLASS
- ---------------------- ----------------- ---------------------- ----------------
Bruce Berman (1)           Common             8,000,000                75.92%
- ---------------------- ----------------- ---------------------- ----------------
Marcus Hurlburt            Common               500,000                 4.75%
- ---------------------- ----------------- ---------------------- ----------------
Eric Hopkins (2)           Common                75,000                 0.71%
- ---------------------- ----------------- ---------------------- ----------------
Jeffrey Diamond (3)        Common                68,889                 0.65%
- ---------------------- ----------------- ---------------------- ----------------
ALL OFFICERS AND           Common             8,643,889                80.93%
DIRECTORS AS A
GROUP (4 PERSONS)
- ---------------------- ----------------- ---------------------- ----------------
(1) Consists of shares held by the Berman Family Trust, of which Bruce Berman is a trustee, and includes 200,000 shares on which the Berman Family Trust has issued an option to an unrelated third party, exercisable for 100,000 shares between December 4, 2000 and January 5, 2001 and, if the first option is exercised, exercisable for an additional 100,000 shares between March 5, 2001 and April 5, 2001.

(2) Consists of options exercisable as of January 10, 2001 for 75,000 shares of common stock.

(3) Consists of options exercisable as of January 10, 2001 for 68,889 shares of common stock.

- --------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
- --------------------------------------------------------------------------------
Use of Proceeds

         The total gross proceeds to the Company from the Offering to exercise Warrant Units will be $1,111,000 if all outstanding Warrant Units are exercised. The Company anticipates the expenses of this Offering to be approximately $30,000, and selling commissions payable to Placement Agents may be up to 5% of the total gross proceeds of the Offering. This will result in net proceeds to the Company of approximately $1,025,000 if all outstanding Warrant Units are exercised. In the event commissions and expense allowances are not paid to Placement Agents, the net proceeds available to the Company will be increased.

         Management anticipates that the anticipated proceeds will be applied to general working capital. Unforeseen events or changed business conditions, of which management has no present knowledge, could necessitate changes in the application of proceeds.

Pending use of the net proceeds of the Offering, the funds will be invested temporarily in certificates of deposit, short-term government securities or similar investments. Any income from these short-term investments will be used for working capital.

Plan of Distribution

The Company is making the Offering directly through its directors and officers, and may also engage one or more securities broker-dealers which are members of the NASD to act as Placement Agents for this Offering. The Offering will be made on a "best efforts" basis and no assurance can be given that all Warrant Units will be exercised.

Any Placement Agents engaged by the Company will receive cash commissions of up to 5% of the gross proceeds of Units sold by them in the Offering.


- --------------------------------------------------------------------------------
                              CERTAIN RISK FACTORS
- --------------------------------------------------------------------------------
An additional investment in the Company involves substantial risk of loss of an investor's entire investment. In addition to the other information contained in this Memorandum, prospective investors should carefully consider the following factors in evaluating an investment in this Offering. This Memorandum contains forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include those listed below. Note that this is not an all-inclusive list of the risks to which Members are subject. Prospective investors should seek experienced, qualified investment counsel before considering an investment in this offering.

               Risk Factors Related to the Business of the Company

                  Limited Operating History. The Company was incorporated in December 1999 and began generating revenue in the third quarter of 2000. Its primary activities to date have been capital formation, the development of its web page, marketing research, licensing a broker-dealer subsidiary and acquisition of a licensed broker-dealer subsidiary. The Company currently has only five clients, and will need to significantly expand its client base in order to become profitable. The Company's success is dependent upon the successful development and marketing of its financial network through the Internet, as to which there is no assurance. Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products. These include, but are not limited to, lack of consumer acceptance, competition, product development, and inadequate sales and marketing. The failure of the Company to successfully develop and market its business to clients would have a materially adverse effect upon the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can or will ever operate profitably.

                  Risks of Securities Markets Uncertainties Reducing Potential Client Base. The Company was formed for the purpose of assisting small and emerging companies who wish to grow and conduct initial public offerings. The number of initial public offerings over the past three years has surpassed historical experience due to the expansion in the number of high-tech companies seeking to go public. Since March 2000, however, there has been a marked decline in the number of companies which have gone public, and the number may continue to decline if the stock prices of existing high-tech companies continues to decline from historic highs in the first quarter of 2000. This may have the effect of reducing the number of potential company clients that the Company is able to attract through its web site or otherwise.

                  Risks of Prior Offering of Minority Interest in GoBiz Now, Inc. In May 2000, the Company conducted a private offering for shares of its subsidiary, GoBizNow, in which it sold 294,000 shares of common stock (less than 3% of the outstanding shares of GoBizNow) for $1.75 per share, raising net proceeds of $429,450 after offering costs of $85,050. The Company indicated in that offering that GoBizNow would participate in certain activities and would ultimately seek to conduct a public offering in approximately 18 months from the date of the offering. GoBizNow will not be licensed to conduct activities requiring a broker-dealer license, and so will not engage in those activities. In addition, the Company may not be able to conduct a public offering of GoBizNow and may be required to offer the minority shareholders of that entity an alternative method of achieving liquidity for their investment. This could potentially be an exchange for shares of Common Stock of the Company or some other liquid investment. This would dilute the interests of other stockholders in the Company.

                  Risks of Increase in Publicly Trading Shares. All shares which have previously been issued by the Company in unregistered offerings, and all shares of Common Stock to be issued upon exercise of Warrant Units, as well as shares of Common Stock underlying New Warrants to be issued in this Offering, are currently restricted securities and may not be sold except in accordance with SEC Rule 144. When and if the Company is successful in registering all of these shares for resale, the number of freely trading shares will substantially increase from current levels, which could result in a higher volume of trading and may potentially have a negative effect upon the market price of the shares.

                  Risks of Inability to Register Shares for Resale with SEC or States. The Company intends to use its commercially reasonable best efforts to register for public resale the shares of Common Stock sold in this Offering, the shares of Common Stock underlying Warrants to be issued in this Offering, and shares of Common Stock previously issued to investors, with the SEC and the states in which investors reside. However, there can be no assurance that the Company will be successful in registering the shares for resale. Among other factors that could delay or prevent registration, the SEC and states scrutinize reverse mergers in particular because these transactions are conducted without initial review by the regulators. In addition, the Company may not be able to satisfy all state securities standards for registration, which would mean that the Company's Common Stock could not be sold publicly in a state which denied registration.

                  Future Capital Needs. To date the Company has relied on funding from its founder and from two prior private offerings to fund development. To date, the Company has generated no significant revenue and the Company has limited cash liquidity and capital resources. The Company's future capital requirements will depend on many factors, including the Company's ability to market its web site successfully, cash flow from operations, and competing market developments. The Company's business plan may require additional funding beyond the proceeds of this Offering. Consequently, although the Company currently has no specific plans or arrangements for financing other than this Offering, the Company intends to raise additional funds subsequent to this Offering through private placements, public offerings or other financings. Any equity financings would result in dilution to the Company's then-existing stockholders. Sources of debt financing may result in higher interest expense. Any financing, if available, may be on terms unfavorable to the Company. If adequate funds are not obtained, the Company may be required to reduce or curtail operations. The Company anticipates that its existing capital resources, together with the net proceeds of this Offering, will be adequate to satisfy its operating expenses and capital requirements for the year following this Offering.

                  Regulation in the Securities and Mergers and Acquisitions Industry. The industry in which the Company intends to operate is subject to extensive regulation on the federal, state and local levels. Among other regulations, securities offerings are subject to rules and regulations of the SEC and State "blue sky" authorities. The Company believes that it will be required to structure its operations and fee arrangements in accordance with applicable state and federal securities laws. There can be no assurance as to what, if any, future actions such legislative and regulatory authorities may take or the effect thereof on the industry or the Company.

                  Investment Company Act Application. The Company could potentially become subject to registration and regulation under the Investment Company Act of 1940 if it acquired equity interests in its company clients in excess of 40% of the Company's total assets. There is an exemption from registration under the Investment Company Act for persons primarily engaged in the business of underwriting and distributing securities issued by other persons, selling securities to customers, acting as broker, or any one or more of such activities, whose gross income normally is derived principally from such business and related activities. Because the Company is a development stage business, it cannot be predicted whether the Company will at some time in the future acquire equity interests in other companies in excess of 40% of the Company's assets, or whether the Company will be eligible to rely upon the exemption for persons engaged primarily in the securities brokerage business. If the Company became subject to the provisions of the Investment Company Act, and had no available exemption, it would be required to register as an investment company, and would be required to comply with strict regulations, including limitations on its compensation structure, which could negatively impact its intended business.

                  Competition. The market for capital and financing resources for emerging growth companies is marked by numerous small as well as large competitors. Additionally, the Company competes in an industry segment in which numerous competitors exist that have substantially greater resources than the Company. There are several companies that have a meaningful presence on the Internet to provide capital to emerging growth companies, including Idealab, Garage.com, and Twenty First Century Internet Venture Partners. There can be no assurance that existing or potential competitors of the Company will not develop products equal to or better than those marketed by the Company. The Company does not anticipate competing with conventional financing sources, but these may also be a source of competition to the Company. The Company intends to welcome any and all legitimate financing sources to participate in its clients financing needs. The Company will receive a fee for any financing that comes through GoPublicNow.com as well as a stock position in its clients.

                  Internet Related Risks. The Company is subject to federal, state, and local laws concerning the conduct of business on the Internet. Today, there are relatively few laws specifically directed towards online services. However, due to the increasing popularity and use of the Internet and online services, it is possible that laws and regulations will be adopted with respect to the Internet or online services. These laws and regulations could cover issues such as online contracts, user privacy, freedom of expression, pricing, fraud, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the
Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of these laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

                  Risks of Licensing Internet Technology from Independent Third Parties. The Company will rely upon a variety of technologies that will be licensed from third parties, including its database, search engine and Internet server software. These third party licenses may not be available to the Company on commercially reasonable terms in the future. This could reduce the profit margin for the Company's services or require the Company to increase the prices that the Company charges the Company's customers, which could reduce customer's usage of the Company's legal research services. Additionally, the loss of or inability to maintain any of these licenses could delay the introduction of enhancements, interactive tools and other features until equivalent technology could be licensed or developed. Any delay could materially adversely affect the Company's ability to attract and retain users.

                  The Company's Operations Are Subject To Risks Of Third-Party Service Provider System Failure. The Internet relies on the exchange of traffic over a network of networks that is owned and operated by many parties. Despite the precautions the Company and the Company's telecommunications and Internet service providers take, the occurrence of a natural disaster, fire, electrical outage, viruses, or other unanticipated problems at one of the third-party service providers may cause interruptions in the services the Company provides. Such interruptions in operations could limit the Company's ability to meet the Company's customers' requirements and reduce the demand for the Company's services.

                  Dependence on Management. The Company's success depends, to a significant extent, upon certain key employees and directors, including primarily Bruce A. Berman. The loss of services of one or more of these employees could have a material adverse effect on the business of the Company. In addition, the Company has a substantial need for additional qualified management and marketing personnel. The Company believes that its future success will also depend in part upon its ability to attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in attracting and retaining such personnel. Competition for such personnel is intense. The Company does not maintain a policy of key man life insurance on any employees.

                  Protection of Proprietary Information. Currently, the Company does not hold patents or registered trademarks on any of its names, products or processes under development. The Company intends to seek trademark registration of certain of its names and logos. The Company treats its technical data as confidential and relies on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect its proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. In the future, the Company may receive communications from third parties asserting that the Company's products infringe the proprietary rights of third parties. There can be no assurance that any such claims would not result in protracted and costly litigation, having a materially adverse and negative effect on the Company and its financial results.

                  Maintenance of Domain Name. The Company is the registered owner of and holds rights to the domain name "GoPublicNow.com." Governmental agencies typically regulate domain names. These regulations are subject to change. Furthermore, regulations governing domain names may not protect our trademarks and similar proprietary rights. The Company may be unable to prevent third parties from acquiring domain names that are similar to, infringe upon or diminish the value of our trademarks and other proprietary rights.

                  Control by Officers and Directors. Following the completion of this Offering, the officers and directors of the Company will beneficially own or control 8,500,000 shares of the Company's outstanding Common Stock, or approximately 75% if the Maximum Offering is completed. As a result, such persons will be able to elect a majority of the Company's Board of Directors, to dissolve, merge, or sell the assets of the Company, and to direct and control the Company's operations, policies and business decisions. See "Principal Stockholders."

                   Other Risk Factors Related to this Offering

                  Exercise Price Arbitrarily Determined. The Exercise Price of the Warrant Units being offered hereby was determined by the Company and bears no relationship to the Company's assets, book value, net worth or operations, and may not be indicative of the actual value of the Company.

                  Restricted Securities and Limited Liquidity. The New Units, Common Stock, New Warrants and common stock issuable upon exercise of the New Warrants are restricted securities under the Securities Act. Under SEC Rule 144 promulgated under the Exchange Act, the securities will have to be held by investors in this Offering for at least one year prior to a public sale, unless a registration statement is sooner filed and declared effective for the benefit of the investors. Even if such a registration statement were filed by the Company, there may be no underwriting of additional shares in a conventional fashion and thus no market support for the securities from the broker-dealer community.

                  Lack of Dividends. The Company does not intend to declare or pay any dividends on its outstanding shares of Common Stock in the foreseeable future.

                  The Securities Enforcement and Penny Stock Reform Act of 1990; Risks of Low-Priced Stocks. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on Nasdaq and any equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operation for three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average annual revenue of at least $6,000,000, if such issuer has been in continuous operation for less than three years. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith. The Company's securities currently are considered "penny stock." As such, brokers who transact purchase and sale transactions in the Company's securities are subject to additional disclosure requirements, which may restrict the market for the Company's securities.

                  Authorization of Additional Shares of Common Stock. The Company's Articles of Incorporation authorize the issuance of up to 50,000,000 shares of Common Stock. The Company's Board of Directors has the authority to issue additional shares of Common Stock and to issue options and warrants to purchase shares of the Company's Common Stock without shareholder approval.
Future issuance of Common Stock could be at values substantially below the Offering Price in the Offering and therefore could represent further substantial dilution to investors in the Offering. In addition, the Board could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further shareholder approval.

                  Authorization of Preferred Stock. The Company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of Preferred Stock in one or more series. The Company's Board of Directors has the authority to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares. The Board of Directors is also authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                  Forward Looking Statements and Associated Risks. This Private Placement Memorandum contains certain forward-looking statements, including among others: (i) the projected sales growth of the Company's products and services; (ii) anticipated trends in the Company's financial condition and results of operations; (iii) the Company's business strategy and (iv) the Company's ability to distinguish itself from its current and future competitors. These forward-looking statements are based largely on the Company's current expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward-looking statements. In addition to the other risks described elsewhere in this "Risk Factors"
discussion, important factors to consider in evaluating such forward-looking statements include: (i) changes to external competitive market factors or in the Company's internal budgeting process which might impact trends in the Company's results of operations; (ii) anticipated working capital or other cash requirements; (iii) changes in the Company's business strategy or an inability to execute its strategy due to unanticipated changes in the industry; and (iv) various competitive factors that may prevent the Company from competing successfully in the marketplace. In light of these risks and uncertainties, many of which are described in greater detail elsewhere in this "Risk Factors" discussion, there can be no assurance that the events predicted in forward-looking statements contained in this Private Placement Memorandum will in fact, transpire.


IN ADDITION TO THE FOREGOING RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS THAT ARE NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER IMPORTANT RISKS COULD ARISE.

- --------------------------------------------------------------------------------
                WHO IS ELIGIBLE TO EXERCISE; EXERCISE PROCEDURES
- --------------------------------------------------------------------------------
The Company will accept all requests to exercise  outstanding  warrants upon the
terms   described   herein   received  before  January  8,  2001  from  existing
warrantholders who represent that they meet the standards of an "accredited investor" as defined in SEC Rule 501(a) of Regulation D, as further explained below. The Company reserves the right, in its sole discretion, to extend this offer until February 28, 2001.

Eligible Warrantholders

This Limited Offer to Exercise Outstanding Warrants is designed to be exempt from registration under the Securities Act of 1933, as amended pursuant to SEC Regulation D. In order to be eligible to rely upon the exemption, the Company may only accept requests to exercise Warrants pursuant to this Offer from warrantholders who represent that they:

         * are investing in the Company for their own account, for investment purposes only, and not with a view to distribution;

         *    are  sophisticated  investors  (or  have  a  qualified   purchaser
              representative) capable of evaluating the risks and merits of an investment in the Company;

         * have had access to sufficient information needed to make an investment decision about the Company; and

         *    meet  the  definition  of   "Accredited  Investor" as set forth in
              Regulation D under the Securities Act.

Accredited Investor Standards

Pursuant to Regulation D, an investor must meet at least one of the following criteria in order to be an "accredited investor."

              (1) Any bank as defined in section 3(a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act of 1933 whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act of 1933; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

              (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

              (3) Any organization described in Section 501(c)(3)of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of exercising the outstanding Warrants, with total assets in excess of $5,000,000;

              (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

              (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

              (6) Any natural person who had (i) an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year, or (ii) joint income with that person's spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year;

              (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of exercising the outstanding Warrants, whose exercise is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

              (8) Any entity (other than an irrevocable trust) in which all of the equity owners are accredited investors.

Suitability

Satisfaction of the above requirements and the ability to make the other representations in the Limited Offer Exercise Form do not necessarily mean that Units of Common Stock and Warrants in the Company are a suitable investment for a prospective investor. Warrantholders should carefully evaluate whether an additional investment in the Company is suitable for their particular circumstances and investment needs. In doing so, they should consult with such legal, tax, and financial advisors as they consider appropriate, and should avail themselves of the opportunity to ask questions of the Company.

Each investor must, either alone or with the assistance of a "purchaser representative," have sufficient knowledge and experience in financial and business matters generally and in securities investment in particular to allow him or her to evaluate the merits and risks of an additional investment in the Company. In addition, each investor should have sufficient funds, beyond those he or she intends to invest in the Company, to meet personal needs and contingencies.

Procedures for Exercising Outstanding Warrants

Existing warrantholders who desire to exercise outstanding Warrants pursuant to this Offer must complete and execute the Limited Offer Exercise Form accompanying this Offering Memorandum as Appendix A. All Forms will be reviewed by the Company for compliance with suitability standards.

Existing warrantholders must deliver the following documents to the Company by no later than January 8, 2001, to complete the exercise of Warrants pursuant to this Offering:

         *    a completed and executed Limited Offer Exercise Form

         *    the original Warrant Certificate for the Warrants being exercised

         *    a check for $1.00 for each Warrant Unit being exercised

Upon receipt of these documents, the Company will issue to the stockholder a new stock certificate evidencing the additional shares of Common Stock being issued and two new Warrant Certificates, each evidencing the number of new Warrants that the existing warrantholder will have the right to exercise at each of the two exercise prices ($2.50 and $5.00 per share). The Company may, in its sole discretion, extend this offer until February 28, 2001, without further notice to investors.


BY EXECUTING THE LIMITED OFFER EXERCISE FORM, EACH WARRANTHOLDER IS AGREEING TO BE BOUND BY THE TERMS OF EXERCISE PROVIDED THEREIN.

SHOULD YOU HAVE ANY QUESTIONS CONCERNING THE PROCEDURE FOR EXERCISING YOUR WARRANTS PURSUANT TO THIS OFFER, PLEASE CONTACT INVESTOR RELATIONS AT (949) 752-2797.

- --------------------------------------------------------------------------------
                            DESCRIPTION OF SECURITIES
- --------------------------------------------------------------------------------
The following description of the Company's securities is qualified in its entirety by reference to the Company's Articles of Incorporation and Bylaws, which may be obtained on request from the Company. See "Additional Information."

The Company is authorized to issue up to 50,000,000 shares of Common Stock par value $0.001, and up to 10,000,000 shares of Preferred Stock, having such terms as may be determined by the Board of Directors of the Company.

Common Stock. Each holder of Common Stock is entitled to one vote for each share
- -------------
held of record. Under Delaware law, stockholders have no right to exercise cumulative voting in the election of directors. However, depending upon whether the assets, revenues or employees of the Company meet certain tests under California law, the Company may be subject to certain California corporation laws, including a law requiring that stockholders be permitted to exercise cumulative voting for directors. Each share of Common Stock is entitled to share ratably in distributions to stockholders and to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive, pro rata, the proceeds of liquidation of the Company which are legally available for distribution to stockholders, subject to the rights and preferences of any outstanding preferred stock. The issued and outstanding shares of Common Stock are fully paid and non-assessable.

Warrants.  All  Warrants  issued by the Company  pursuant to this  Offering  are
- ---------
issued pursuant to the terms of a Warrant Agreement, in the form attached hereto as Appendix B. The following is a summary of the terms of the Warrant Agreement, and is qualified by the provisions of the Warrant Agreement.

For each Unit purchased by an investor, the investor will receive two Warrants to purchase additional Common Stock: one exercisable for $2.50 per share and one exercisable for $5.00 per share. The Warrants are exercisable at any time immediately upon issuance and until December 31, 2003. Upon expiration, the Warrants will terminate. The number of type of securities issuable upon exercise of the Warrants are subject to proportionate adjustment in the event of certain stock dividends, stock splits, reclassifications, consolidations or mergers of the Company.

In the event the Company's stock price trades at a closing bid price of $7.00 or more for five consecutive trading days, the Company has the right to call the exercise of the $5.00 Warrants for a period of (30) thirty days, after which the $5.00 Warrants must be exercised or will expire. In the event the Company's stock price trades at a closing bid price of $4.50 or more for five consecutive trading days, the Company has the right to call the exercise of the $2.50 Warrants for a period of thirty (30) days, after which the $2.50 Warrants must be exercised or will expire. However, the Company has committed that it will not exercise its right to call the Warrants unless the shares underlying the Warrants are either registered for sale or re-sale or otherwise saleable without securities registration restrictions.

Subject to compliance with applicable securities laws, Warrants may be transferred or sold, but are not freely transferable or tradable. The holders of Warrants are not entitled to vote, receive dividends or exercise any of the rights of stockholders of the Company.

Warrants may be exercised only upon surrender of the Warrant Certificate at the offices of the Company with the Limited Offer Exercise Form completed and signed, accompanied by payment of the full exercise price for the number of Warrants being exercised.

Preferred Stock. Preferred stock of the Company can be issued in one or more series as may be determined from time to time by the Board of Directors, without further shareholder approval. The Board may establish the rights, preferences, and privileges of each series of preferred stock. There are currently no shares of Preferred Stock outstanding and no series of Preferred Stock approved for issuance by the Board.

The Company is a public reporting company which files regular annual, quarterly and special reports with the SEC. The Company intends to furnish reports to stockholders as required by applicable laws and regulations of the SEC. All public reports filed with the SEC are available on-line at www.freeedgar.com.


- --------------------------------------------------------------------------------
                                  LEGAL COUNSEL
- --------------------------------------------------------------------------------
Counsel has not been retained to represent warrantholders. Warrantholders are advised to consult their own legal counsel.

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